                                                                    Exhibit 10.5

                          INVESTMENT ADVISORY AGREEMENT

                         MORAMERICA CAPITAL CORPORATION,
                               An Iowa Corporation

          This  INVESTMENT  ADVISORY  AGREEMENT  dated as of March 1,  2004 (the
"Agreement") by MorAmerica Capital  Corporation,  a corporation  organized under the laws of the State of Iowa  ("MACC") and Atlas  Management  Partners,  LLC, a
limited  liability  company  organized  under  the  laws  of the  State  of Utah
("Atlas").

          WHEREAS,  MACC is  licensed  as a small  business  investment  company
("SBIC")  under the Small  Business  Investment  Act of 1958,  as  amended,  and operates as a business  development  company under the Investment Company Act of
1940, as amended (the "ICA");

          WHEREAS, MACC is presently receiving investment advisory services from
InvestAmerica Investment Advisors, Inc., a Delaware corporation;

          WHEREAS,  MACC desires to change its principal  investment  advisor in order to better carry on its business;

          WHEREAS, Atlas is qualified to provide investment advisory services to
MACC, and is registered as an investment  advisor under the Investment  Advisers
Act of 1940, as amended.

          NOW THEREFORE,  in  consideration  of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

          Section 1. Definitions.

          1.1  "Affiliate"  shall have the  meaning  given under Rule 144 of the
Securities Act of 1933, as amended.

          1.2  "Assets  Under  Management"  shall  mean the total  value of MACC assets Managed by Atlas under this Agreement.

          1.3 "Atlas" shall mean Atlas Management Partners,  LLC, a Utah limited liability company.

          1.4  "Capital  Losses"  are those which are  placed,  consistent  with generally accepted accounting  principles,  on the books of MACC and which occur when:

          (a) An actual or realized loss is sustained owing to Portfolio Company or  investment  events  including,  but not  limited  to,  liquidation,  sale or bankruptcy;

          (b)  The  Board  of  Directors  of  MACC  determines  that a  loss  or depreciation  in value  from the value on the date of this  Agreement  should be taken by MACC in accordance with generally  accepted  accounting  principles and
SBA accounting  regulations  and is shown on

its books as a part of the periodic valuation of the Portfolio  Companies by the
Board of Directors; or

          (c) Capital Losses are adjusted for reverses of depreciation  when the
Board of Directors  determines  that a value  should be adjusted  upward and the investment value remains at or below original cost.

          For  purposes  of this  definition,  in any case  where  the  Board of
Directors of MACC writes down the value of any  investment  in MACC's  portfolio
(in accordance  with the standards set forth in subsection  1.3(b)  above),  (i)
such reduction in value shall result in a new cost basis for such investment and
(ii) the most recent cost basis of such investment  shall  thereafter be used in the  determination  of any Realized  Capital  Gains or Capital  Losses in MACC's
portfolio  (i.e.,  there shall be no  double-counting  of losses when a security
(whose value has declined in a prior period) is ultimately sold at a price below its historical cost).

          1.5 "Capital Under  Management"  shall mean MACC's (i) fiscal year end
Private  Capital as defined in the SBA  regulations as of the date hereof (which regulations  define  Private  Capital to exclude  unrealized  capital  gains and losses) ("Private  Capital");  plus (ii) fiscal year end SBA leverage as defined by SBA regulations as of the date hereof,  including participating securities as defined in  Section  303(g) of the Small  Business  Investment  Act of 1958,  as
amended; plus (iii) fiscal year end Undistributed Realized Earnings.

          1.6 "ICA" has the meaning set forth in the first recital hereof.

          1.7  "MACC"  shall  mean  MorAmerica  Capital  Corporation,   an  Iowa
corporation that is a wholly owned subsidiary of the Company.

          1.8 "Net Capital  Gains" shall mean  Realized  Capital Gains minus the sum of (i) Capital  Losses  determined in  accordance  with  generally  accepted accounting  principles;  and (ii) net investment  losses, if any, as reported on
Line 32 of SBA Form 468.

          1.9  "Other  Venture  Capital  Funds"  has the  meaning  set  forth in subsection 3.2(b).

          1.10  "Portfolio  Company"  or  "Portfolio  Companies"  shall mean any entity in which MACC may make an investment and with respect to which Atlas will be providing  services pursuant hereto,  which investments may include ownership of capital  stock,  loans,  receivables  due from a  Portfolio  Company or other debtor on the sale of assets  acquired  in  liquidation  and assets  acquired in liquidation of any Portfolio Company.

          1.11 "Private  Capital" has the meaning set forth in the definition of
Capital Under Management in Section 1.5 above.

          1.12 "Realized Capital Gains" shall mean capital gains after deducting the cost and expenses  necessary to achieve the gain (e.g.,  broker's fees). For purposes of this Agreement:

          (a) Capital gains are Realized Capital Gains upon the cash sale of the capital  stock or assets of a  Portfolio  Company or any other  asset or item of property  managed by Atlas pursuant to the terms hereof or any Realized  Capital
Gain has  occurred in  accordance  with GAAP which is not cash as  described  in
Subsection 1.12(b) below; and

          (b) Realized Capital Gains other than cash gains shall be recorded and calculated in the period the gain is realized;  however,  in determining payment of any incentive  fee, the payment shall be made when the cash is received.  The amount of the fee earned on gains other than cash shall be recorded as incentive fees payable on the financial statements of MACC.

          1.13 "SBA" shall mean the United States Small Business Administration, or any successor thereto, which has regulatory authority over SBICs.

          1.14 "SBIC" has the meaning set forth in the first recital hereof.

          1.15 "SEC"  shall  mean the  United  States  Securities  and  Exchange
Commission.

          1.16 "The  Company"  shall mean MACC  Private  Equities  Inc. and "the
Companies" shall mean MACC Private Equities Inc. and MACC.

          Section 2. Investment Advisory  Engagement.  MACC hereby engages Atlas as its investment advisor.

          2.1 As such, Atlas will:

          (a)  Manage,  render  advice  with  respect  to,  and  make  decisions regarding the  acquisition  and  disposition  of  securities in accordance  with applicable  law and MACC's  investment  policies  as set forth in writing by the
Board of Directors, to include (without limitation) the search and marketing for
investment   leads,   screening  and  research  of   investment   opportunities,
maintenance  and  expansion  of a  co-investor  network,  review of  appropriate investment legal documentation,  presentations of investments to MACC's Board of
Directors  (when  and as  required),  closing  of  investments,  monitoring  and management of investments  and exits,  preparation of valuations,  management of relationships with the SEC,  shareholders,  the SBA and its auditors and outside auditors,  and the provision of other services  appropriate to the management of an SBIC operating as a business development company;

          (b) Make  available  and,  if  requested  by  Portfolio  Companies  or entities in which MACC is proposing to invest,  render managerial assistance to, and exercise  management  rights in, such  Portfolio  Companies  and entities as appropriate to maximize return for MACC and to comply with regulations;

          (c) Maintain  office space and  facilities  to the extent  required by
Atlas to provide adequate management services to MACC;

          (d)  Maintain  the books of account  and other  records  and files for
MACC, but not to include auditing services; and

          (e)  Report to  MACC's  Board of  Directors,  or to any  committee  or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable  detail as the Board deems appropriate in order to enable
MACC to determine that  investment  policies are being observed and  implemented and that the obligations of Atlas hereunder are being fulfilled.  Any investment program undertaken by Atlas pursuant hereto and any other activities  undertaken by Atlas on behalf of MACC shall at all times be subject to  applicable  law and any directives of MACC's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of MACC's Board of Directors.

          2.2 Atlas will be responsible  for the following  expenses:  its staff
salaries  and  fringes,   office  space,   office   equipment   and   furniture,
communications,  travel, meals and entertainment,  conventions, seminars, office supplies,  dues and  subscriptions,  hiring fees,  moving  expenses,  repair and
maintenance,   employment  taxes,   in-house   accounting   expenses  and  minor
miscellaneous expenses.

          Atlas will pay for its own account all expenses  incurred in rendering the services to be rendered  hereunder.  Without  limiting the generality of the foregoing,  Atlas  will pay the  salaries  and other  employee  benefits  of the persons  in its  organization  whom  it may  engage  to  render  such  services, including without  limitation,  persons in its organization who may from time to time act as officers of MACC.

          Notwithstanding the foregoing,  Atlas will earn incentive compensation on a quarterly  basis,  which shall not be deemed part of  compensation or other employee benefits for the purpose of this paragraph.

          2.3 In  connection  with  the  services  provided,  Atlas  will not be responsible for the following expenses which shall be the sole responsibility of
MACC and will be paid promptly by MACC: auditing fees; all legal expenses; legal fees  normally  paid by  Portfolio  Companies;  National  Association  of  Small
Business  Investment  Companies and other  appropriate  trade  association fees;
brochures, advertising,  marketing and publicity costs; interest on SBA or other debt;  fees to MACC directors and board fees; any fees owed or paid to MACC, its
Affiliates or fund managers;  any and all expenses associated with property of a
Portfolio  Company taken or received by MACC or on its behalf as a result of its investment  in  any  Portfolio  company;  all  reorganization  and  registration expenses of MACC; the fees and  disbursements  of MACC's  counsel,  accountants, custodian, transfer agent and registrar; fees and expenses incurred in producing and effecting filings with federal and state securities administrators; costs of periodic reports to and other  communications  with the Company's  shareholders;
fees  and  expenses  of  members  of  MACC's  Boards  of  Directors  who are not directors,  officers, employees or Affiliates of Atlas or of any entity which is an Affiliate of Atlas;  premiums for the fidelity  bond,  if any,  maintained by
Atlas pursuant to ICA Section 17; premiums for directors and officers  insurance maintained  by MACC;  and all  transaction  costs  incident to the  acquisition, management,  protection  and  disposition  of securities by MACC;  and any other expenses  incurred  by or on behalf of MACC that are not  expressly  payable  by
Atlas under Section 2.2 above.

          2.4  Subject  to  approval  by the Board of  Directors  of MACC and in accordance  with the ICA, Atlas may retain one or more  subadvisors to assist it in performance of its duties hereunder.

          Section 3. Nonexclusive Obligations; Co-investments.

          3.1 The obligations of Atlas to MACC are not exclusive.  Atlas and its
Affiliates  may, in their  discretion,  manage other  venture  capital funds and render the same or similar  services  to any other  person or persons who may be making the same or similar  investments.  The parties acknowledge that Atlas may offer  the same  investment  opportunities  as may be  offered  to MACC to other persons  for whom  Atlas is  providing  services.  Neither  Atlas nor any of its
Affiliates  shall in any manner be liable to MACC or its Affiliates by reason of the  activities of Atlas or its  Affiliates on behalf of other persons and funds as described in this paragraph and any conflict of interest arising therefrom is hereby expressly waived.

          3.2 For the  benefit of MACC's  investment  activities,  Atlas and its
Affiliates  intend  to  maintain  various  future  co-investment   relationships
involving the Company which may result in MACC being accorded the opportunity in the future to review and to invest in certain investments found by other venture capital funds managed by Atlas and its  Affiliates,  including  Wasatch  Venture
Corporation,  Wasatch  Venture Fund II, LLC,  Wasatch Venture Fund III, LLC, and
Zions SBIC, LLC (collectively, the "Other Venture Capital Funds").

          For  purposes  of  this  Section  3.2,  where  the  Companies  have an opportunity  to  co-invest  with the Other  Venture  Capital  Funds,  investment opportunities  shall be offered to the Companies  and the Other Venture  Capital
Funds,  as the case may be, (a) in the same  proportion  as its Private  Capital bears to the total  Private  Capital  of the  Companies  and the  Other  Venture
Capital Funds with which MACC proposes to co-invest, in the aggregate, or (b) in such other manner as is  otherwise  agreed upon by the  Companies  and the Other
Venture  Capital Funds.  Notwithstanding  anything to the contrary  contained in this Section 3.2, the terms of any exemptive order applicable to  co-investments between the Other Venture Capital Funds and the Companies will control as to the terms of co-investments among MACC and the Other Capital Venture Funds.

          3.3 Atlas will cause to be offered to MACC opportunities to acquire or dispose of securities as provided in the co-investment  guidelines summarized in the section of the Company's SEC  Registration  Statement  entitled  "Investment
Objectives  and Policies -  Co-Investment  Guidelines."  Except to the extent of acquisitions  and  dispositions  that,  in  accordance  with such  co-investment guidelines, require the specific approval of MACC's Board of Directors, Atlas is authorized to effect  acquisitions  and  dispositions  of securities  for MACC's account in  Atlas's  discretion.  Where  such  approval  is  required,  Atlas is authorized to effect  acquisitions  and dispositions for MACC's account upon and to the  extent of such  approval.  MACC will put Atlas in funds  whenever  Atlas requires  funds  for  an  acquisition  of  securities  in  accordance  with  the foregoing,  and MACC will  cause to be  delivered  in  accordance  with  Atlas's instructions any securities disposed of in accordance with the foregoing.

          3.4  Should  Atlas  or any of  its  Affiliates  agree  to  perform  or undertake any investment  management services described in paragraph 3.1 for any funds or persons in addition to Other Venture  Capital Funds,  Atlas will notify
MACC,  in writing,  not later than the  commencement  of such  agreement  or the initial provision of such services.

          3.5 Any such  investment  management  services and all  co-investments shall at all times be provided in strict  accordance  with rules and regulations under the ICA, any exemptive order thereunder  applicable to the Company and the rules and regulations of the SBA.

          Section 4. Services to Portfolio Companies.

          4.1 It is  acknowledged  that as a part of the services to be provided by Atlas hereunder,  certain of its employees,  representatives  and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the  capital  stock of  Portfolio  Companies,  and make other decisions  which may effect  the  near-term  and the  long-term  direction  of a
Portfolio Company.  Unless otherwise restricted hereafter by MACC in writing, in regard to such  actions  and  decisions  MACC  hereby  appoints  Atlas (and such
officers,  Directors,   employees,   representatives  and  agents  is  it  shall
designate) as its proxy, as a result of which Atlas shall have the authority, in its  performance  of this  Agreement,  to make  decisions  and to take,  without specific  authority from the Board of Directors of MACC, as to all matters which are not hereby restricted.

          4.2 All fees, including director's fees that may be paid by or for the account of an entity in which MACC has invested or in which MACC is proposing to invest in connection with an investment  transaction in which MACC  participates or  provides  managerial  assistance,  will be  treated  as  commitment  fees or management fees and will be received by MACC, pro rata to its  participation  in such transaction.  Atlas will be allowed to be reimbursed by Portfolio Companies for all  direct  expenses  associated  with  due  diligence  and  management  of portfolio  investments  or investment  opportunities  (travel,  meals,  lodging, etc.).

          4.3 The sole and exclusive  compensation  to Atlas for its services to be rendered  hereunder  will be in the form of a  management  fee and a separate incentive fee as provided in Section 5. Should any officer,  director,  employee or Affiliate of Atlas serve as a member of the Board of Directors of MACC,  such officer, director, employee or Affiliate of Atlas shall not receive compensation as a member of the Board of Directors of MACC.

          Section 5. Management and Incentive Fees.

          5.1 During the term of this Agreement,  MACC will pay Atlas monthly in arrears  a  management  fee  equal  to  2.5%  per  annum  of the  Capital  Under
Management,  but in no event shall the management  fee be more than either:  (i)
2.5% per  annum of the  Assets  Under  Management,  or (ii)  7.5% of  Regulatory
Capital.

          5.2  During  the term of this  Agreement  MACC  shall  pay to Atlas an incentive fee determined as specified in this Section 5.2.

          (a) The incentive fee shall be calculated as follows:

               (i) The  amount  of the fee  shall be  20.0%  of the Net  Capital
Gains,  before taxes,  resulting  from the  disposition of investments in MACC's
Portfolio  Companies  or  resulting  from the  disposition  of other  assets  or property of MACC managed by Atlas pursuant to the terms hereof.

               (ii)  Net  Capital  Gains,  before  taxes,  shall  be  calculated annually  at the end of each  fiscal  year for the  purpose of  determining  the earned  incentive  fee,  unless  this  Agreement  is  terminated  prior  to  the completion of any fiscal year, then such calculation shall be made at the end of such  shorter  period.  A  preliminary  calculation  shall  be made on the  last business  day of each of the three  fiscal  quarters  preceding  the end of each fiscal year for the  purpose of  determining  the  incentive  fee payable  under
Section 5.2(c)(i) below.  Capital Losses and Realized Capital Gains shall not be cumulative  (i.e.,  no Capital  Losses nor  Realized  Capital  Gains are carried forward into any subsequent fiscal year).

               (iii) Notwithstanding anything herein to the contrary, the assets on which the incentive fee shall be calculated shall include all assets owned by
MACC prior to the time of the mergers of MorAmerica  Financial  Corporation  and
Morris Plan Liquidation Company into the Company.

          (b)  Upon  termination  of  this  Agreement,  all  earned  but  unpaid incentive fees shall be immediately  due and payable;  provided,  however,  that incentive fees earned with respect to non-cash  Realized Capital Gains shall not be due and owing to InvestAmerica until the cash is received by MACC.

          (c) Payment of incentive fees shall be made as follows:

               (i) To the extent  payable,  the  incentive fee shall be paid, in cash, in arrears by the last  business day of each fiscal  quarter in the fiscal year. The incentive fee shall be  retroactively  adjusted as soon as practicable following  completion of valuations at the end of each fiscal year in which this
Agreement  is in effect to  reflect  the actual  incentive  fee due and owing to
Atlas, and if such adjustment reveals that Atlas has received more incentive fee income than it is entitled to hereunder, Atlas shall promptly reimburse MACC for the amount of such excess.

               (ii) In the event MACC earns any incentive  fees,  the payment of which would cause MACC's Private Capital to be 25% or more impaired, the portion of such fees which causes the  impairment  shall be paid by MACC into a trust or escrow  account  established  by MACC for the  benefit of Atlas.  Fees from such account  shall be  released  to Atlas at such time as, and to the  extent  that,
MACC's Private Capital is no longer so impaired.

          Section 6. Liability and Indemnification of Atlas.

          6.1 Neither Atlas, nor any of its officers,  directors,  shareholders, employees, agents or Affiliates,  whether past, present or future (collectively, the "Indemnified Parties"),

shall be liable to MACC, or any of MACC's  Affiliates  for any error in judgment or  mistake  of law  made by the  Indemnified  Parties  in  connection  with any investment made by or for MACC,  provided such error or mistake was made in good faith  and was not  made in bad  faith or as a result  of  gross  negligence  or willful misconduct of the Indemnified Parties.  MACC confirms that in performing services  hereunder  Atlas  will be an  agent  of MACC  for the  purpose  of the indemnification  provisions of the Bylaws of MACC subject,  however, to the same limitations as though Atlas were a director or officer of MACC.  Atlas shall not be liable to MACC, its  shareholders or its creditors,  except for violations of law or for conduct which would preclude Atlas from being  indemnified under such provisions. The provisions of this Section 6.1 shall survive termination of this
Agreement.

          6.2  Individuals  who are Affiliates of Atlas and are also officers or directors of MACC as well as other Atlas officers  performing  duties within the scope of this  Agreement on behalf of MACC will be covered by any  directors and officers insurance policy maintained by MACC.

          Section 7. Shareholder Approval; Term.

          MACC  represents that this Agreement has been approved by MACC's Board of Directors. This Agreement shall continue in effect for two (2) years from the date hereof, provided,  however, that this Agreement shall not take effect if as of the date hereof the  shareholders of MACC Private  Equities Inc. and the sole shareholder  of MACC shall not have  approved  this  Agreement in the manner set forth in Section 15(a) of the ICA. Thereafter,  this Agreement shall continue in effect so long as such continuance is specifically approved at least annually by
MACC's  Board of  Directors,  including  a majority  of its  members who are not interested persons of Atlas, or by vote of the holders of a majority, as defined
in  the  ICA,  of  MACC's   outstanding   voting   securities.   The   foregoing
notwithstanding,  this Agreement may be terminated by MACC at any time,  without payment  of any  penalty,  on sixty (60)  days'  written  notice to Atlas if the decision to terminate  has been made by the Board of Directors or by vote of the holders  of a  majority,  as defined in the ICA,  of MACC's  outstanding  voting securities or the holders of a majority, as defined in the ICA, of the Company's outstanding voting securities.  Atlas may also terminate this Agreement on sixty
(60) days' written notice to MACC and the Company; provided, however, that Atlas may not so terminate this Agreement unless another investment advisory agreement has been  approved by the vote of a  majority,  as defined in the ICA, of MACC's outstanding  shares  and by the Board of  Directors,  including  a  majority  of members who are not parties to such agreement or interested  persons of any such party.

          Atlas may also  terminate this Agreement on 30 days' written notice to
MACC and the Company;  provided,  however,  that Atlas may not so terminate this
Agreement unless another investment  advisory agreement has been approved by the vote of a majority,  as defined in the ICA, of MACC's  outstanding shares and by the Board of  Directors,  including a majority of members who are not parties to such agreement or interested persons of any such party. Upon receipt of any such notice  from  Atlas,  MACC will in good  faith use its best  efforts to cause an advisory  agreement  to be  entered  into by  MACC  with a  suitable  investment adviser.

          Section 8. Assignment.

          This  Agreement  may not be assigned by any party  without the written consent of the other and any  assignment,  as defined in the ICA, by Atlas shall automatically terminate this Agreement.

          Section 9. Amendments.

          This  Agreement  may be  amended  only  by an  instrument  in  writing executed by all parties.

          Section 10. Governing Law.

          This Agreement  shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

          Section 11. Termination of Prior Agreement.

          Upon  the  approval  of this  Agreement  by the  shareholders  of MACC pursuant  to Section  7, the  Investment  Advisory  Agreement  between  MACC and
InvestAmerica  Investment  Advisors,  Inc.,  dated  March 1, 1999,  as  amended, supplemented  or  otherwise  modified  and in  effect,  shall  expire  and shall thereupon be of no further force and effect,  effective at the close of business on February 29, 2004.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

                                       MACC:
                                       MORAMERICA CAPITAL CORPORATION

                                       By:    /s/ David R. Schroder
                                          --------------------------------------
                                              David R. Schroder
                                              President

                                       By:    /s/ Robert A. Comey
                                          --------------------------------------
                                              Robert A. Comey
                                              Executive Vice President

                                       ATLAS:
                                       ATLAS MANAGEMENT PARTNERS, LLC
                                       A Utah limited liability company

                                       By:    /s/ Kent I. Madsen
                                          --------------------------------------
                                              Kent I. Madsen
                                              Managing Partner

                                       10

ACKNOWLEDGED AND AGREED:

By signing below,  InvestAmerica  Investment Advisors,  Inc. hereby acknowledges and agrees to the provisions of Section 11 of this Agreement.

INVESTAMERICA INVESTMENT ADVISORS, INC.

By:      /s/ David R. Schroder
--------------------------------------
Name:    David R. Schroder
Title:   President and Secretary

                                       11